EXHIBIT 23.1



                          INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in this Registration Statement of Eagle Pacific Industries, Inc. on Form S-3 of our report dated March 6, 1996 (April 1, 1996 as to the last paragraph of Note 5), appearing in the Annual
Report on Form 10-KSB of Eagle Pacific Industries, Inc. for the years ended December 31, 1995 and 1994.


                                                 /s/ Deloitte & Touche, LLP
                                                 Deloitte & Touche, LLP






Minneapolis, Minnesota
July 24, 1996